Malibu Boats, Inc. Announces Appointment of David Black to Chief Financial Officer

Black to drive financial performance and support expansion through future acquisitions and strategic growth initiatives

LOUDON, Tenn., Nov. 13, 2025 – Malibu Boats, Inc. (Nasdaq: MBUU), a U.S. designer and manufacturer of category-leading salt and freshwater recreational powerboat brands, today announced the appointment of David S. Black as Chief Financial Officer effective immediately. Black will succeed Bruce W. Beckman, whose resignation became effective November 12, 2025.
Mr. Black, 43, has served as the Company’s Vice President, Finance since November 2023, having previously served as the Company’s interim Chief Financial Officer from April 2023 to November 2023. Mr. Black also served as the Company’s Corporate Controller from November 2020 to April 2023 after joining the Company as Director of Internal Audit in 2017. Mr. Black has over 19 years of experience in accounting and finance working for both public and private companies. Mr. Black received a B.A. in finance from Fairmont State University. Mr. Black is a Certified Public Accountant and Certified Internal Auditor.
"We are grateful to Bruce for his leadership and dedication over the past few years,” said Steve Menneto, CEO of Malibu Boats, Inc. “We are thrilled to welcome David into his new role as chief financial officer. Having been an integral part of our team, David brings a deep understanding of our business and a clear strategic vision for the future. His proven track record of building financial and operational excellence makes him the ideal leader to guide MBI through our next phase of growth. We are confident that his leadership will be instrumental in driving our continued success and advancing our strategic growth initiatives.”
"I am excited to become CFO and continue building on the strategy Steve presented during our investor day,” said David Black. “I look forward to continuing working closely with our talented team to drive growth, strengthen our financial strategy, and create long-term value for our shareholders by scaling strategically through disciplined M&A and prudent capital allocation.”

Fiscal 2026 Guidance
The Company today reaffirmed its fiscal year 2026 guidance that it provided on October 30, 2025, as part of its first fiscal quarter earnings release.

For the full fiscal year 2026, Malibu anticipates net sales to be flat to down mid-single digits percentage points, year-over-year, and Adjusted EBITDA margin ranging from 8% to 9%.
The Company has not provided reconciliations of guidance for Adjusted EBITDA margin, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs related to the Company’s vertical integration initiatives, stock-based compensation expense and litigation expenses that are difficult to predict in advance in order to include in a GAAP estimate.

About Malibu Boats, Inc.
Based in Loudon, Tennessee, Malibu Boats, Inc. (MBUU) is a leading designer, manufacturer and marketer of a diverse range of recreational powerboats, including performance sport, sterndrive and outboard boats. Malibu Boats, Inc. is among the market leaders in the performance sport boat category through its Malibu and Axis boat brands, among the market leaders in the 20’ - 40’ segment of the sterndrive boat category through its Cobalt brand, and among the market leaders in the saltwater fishing boat market with its Pursuit and Cobia offshore boats and Pathfinder, Maverick, and Hewes flats and bay boat brands. A pre-eminent innovator in the powerboat industry, Malibu Boats, Inc. designs products that appeal to an expanding range of recreational boaters, fisherman and water sports enthusiasts whose passion for boating is a key component of their active lifestyles. For more information, visit www.malibuboats.com, www.axiswake.com, www.cobaltboats.com, www.pursuitboats.com, or www.maverickboatgroup.com.

Cautionary Statement Concerning Forward Looking Statements
This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes statements in this press release regarding our guidance for fiscal year 2026 net sales and Adjusted EBITDA margin. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: our large fixed cost base; our ability to execute our manufacturing strategy; our ability to accurately forecast demand for our products; increases in the cost of, or unavailability of, raw materials, component parts and transportation costs; disruptions in our suppliers’ operations; our reliance on third-party suppliers for raw materials and components; our reliance on certain suppliers for our engines and outboard motors; climate events in areas where we operate; our ability to meet our manufacturing workforce needs; our dependence on key management employees; our ability to grow our business through acquisitions and integrate such acquisitions to fully realize their expected benefits; our growth strategy which may require us to secure significant additional capital; our ability to enhance existing products and develop and market new or enhanced products; our ability to protect our intellectual property; compromises or disruptions to our network and information systems; risks inherent in operating in foreign jurisdictions, including tariffs; general economic conditions; the continued strength and positive perception of our brands; increased consumer preference for used boats, alternative fuel-powered boats or the supply of new boats by competitors in excess of demand; the seasonality of our business; competition within our industry and with other activities for consumers’ scarce leisure time; changes in currency exchange rates; inflation and heightened interest rates; our reliance on our network of independent dealers and increasing competition for dealers; the financial health of our dealers and their continued access to financing; our obligation to repurchase inventory of certain dealers; our exposure to risks associated with litigation, investigation and regulatory proceedings; an impairment in the carrying value of goodwill, trade names and other long-lived assets; risks inherent in changes to U.S trade policy, tariffs and import/export regulations, significant repair or replacement costs due to warranty claims; any failure to comply with laws and regulations including environmental, workplace safety and other regulatory requirements; covenants in our credit agreement governing our revolving credit facility which may limit our operating flexibility; our obligation to make certain payments under a tax receivable agreement; any failure to maintain effective internal control over financial reporting or disclosure controls or procedures; and other factors affecting us detailed from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside our control, and there may be other risks and uncertainties which we do not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, we can give no assurance that our expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Contacts
Press:
MBI@skyya.com
Investor Relations:
InvestorRelations@MalibuBoats.com